AGREEMENT TO CONVERT DEBT

This Agreement to Convert Debt (the "Agreement") is made as of June 24, 2008 (the "Effective Date") by and between Richardson & Patel, LLP (the "Firm") and Sionix Corporation, a Nevada corporation (the "Company").

RECITALS

A. It is proposed that the Company issue to the Firm 600,139 shares of its common stock (the "Shares") and a six-year warrant to purchase 400,000 shares of its common stock at an exercise price of $0.15 per share (the "Warrant"), in payment of $60,013.82 of outstanding legal fees (the "Debt Amount").

B. The Company and the Firm wish to memorialize their agreement with respect to the issuance of the Shares and the Warrant in payment of the Debt Amount as provided herein.

Therefore, the Company and the Firm agree as follows:

AGREEMENT

1. Issuance of Securities; S-8 Registration Statement; Cancellation of Debt.

(a) Securities to be Issued. The Firm agrees to accept, and the Company agrees to issue to the Firm, as full and final payment of the Debt Amount, (i) 600,139 shares (the "Shares") of the Company's common stock ("Common Stock"), to be registered with the Securities and Exchange Commission on Form S-8 prior to issuance, and (ii) the Warrant, in the form attached hereto as Exhibit A.

(b) S-8 Registration Statement. The Company agrees to register the Shares on Form S-8 with the Securities and Exchange Commission as soon as legally permitted.

(c) Delivery of Warrant. Upon execution of this Agreement, the Company shall execute and deliver the Warrant to the Firm. The Warrant alone shall not be credited towards the payment of any outstanding legal fees. The Company acknowledges and agrees that the Firm's forbearance in the collection of its outstanding legal fees up to the date of this Agreement constitutes sufficient consideration for the issuance of the Warrant.

(d) Delivery of Shares; Cancellation of Debt Amount. Upon filing the Form S-8 registration statement, the Company will instruct its transfer agent to deliver to the Firm's designee, Erick Richardson, at 10900 Wilshire Blvd., Suite 500, Los Angeles, CA 90024, a certificate in the name of Erick Richardson representing the Shares, free of any restrictive legend. Upon receipt of the Shares, the Firm will record the payment of and cancel the Debt Amount on its books and records.

2. Representations by Company.

The Company hereby represents and warrants to the Firm as follows:

(i) The Company is duly organized, validly existing and in good standing under the laws of the State of Nevada.

(ii) The Company has all requisite power and authority (corporate or otherwise) to execute, deliver and perform this Agreement and the transactions contemplated hereby, and the execution, delivery and performance by the Company of this Agreement has been duly authorized by all requisite action by the Company and this Agreement, when executed and delivered by the Company, constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

(iii) The execution, delivery and performance by the Company of this Agreement have been duly authorized by all requisite corporate action of the Company; and this Agreement has been duly executed and delivered by the Company.

(iv) The shares issuable upon exercise of the Warrant and, when issued, the Shares, will be duly and validly issued, fully paid and nonassessable, and free of any liens or encumbrances.

3. Representations by the Firm.

The Firm hereby represents and warrants to the Company as follows:

(i) The Firm has all requisite power and authority (corporate or otherwise) to execute, deliver and perform this Agreement and the transactions contemplated hereby, and the execution, delivery and performance by the Firm of this Agreement has been duly authorized by all requisite action by the Firm and this Agreement, when executed and delivered by the Firm, constitutes a valid and binding obligation of the Firm, enforceable against the Firm in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

(ii) The Firm has a pre-existing business relationship with the Company and its officers and directors.

(iii) The Firm and its designee, Erick Richardson, are "accredited investors", as that term is defined in Rule 501 of Regulation D under the Securities Act of 1933.

(iv) The offering of the Shares and the Warrant to the Firm was effected without any form of general solicitation or advertising on the part of the Company.

4. Miscellaneous.

(a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Firm.

(b) Notices. Any and all notices or other communications or deliveries to be provided by the Firm hereunder shall be in writing and delivered personally, by facsimile or sent by a nationally recognized overnight courier service, addressed to the Company at 2082 Michelson Drive, #306, Irvine, CA, facsimile number (949) 752-7998, Attn: Chief Executive Officer or such other address or facsimile number as the Company may specify for such purposes by notice to the Firm delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to the Firm at 10900 Wilshire Blvd., Suite 500, Los Angeles, CA 90024, facsimile number (310) 208-1154, Attn: Erick Richardson. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (Pacific time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:30 p.m. (Pacific time) on any date and earlier than 11:59 p.m. (Pacific time) on such date, (iii) the second business day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

(c) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties. Neither the Firm nor the Company may assign its rights or obligations hereunder without the prior written consent of the other; provided, however, that the Firm may assign the Shares and the Warrant, in whole or in part, subject to applicable securities laws.

(d) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(e) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision,

covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(f) Injunctive Relief. The parties shall be entitled to seek specific performance of the obligations hereunder, and in addition to any other remedies available at law or in equity, shall be entitled to injunctive relief hereunder.

(g) Governing Law. This Agreement shall be governed by the laws of the State of California, without regard to its principles of conflict of laws.

(h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Agreement to Convert Debt as of the date first written above.

SIONIX CORPORATION

By: ______________________
Richard H. Papalian, CEO

RICHARDSON & PATEL, LLP

By: ______________________
Kevin Friedmann, Partner

EXHIBIT A

Form of Warrant

(see attached)

EXECUTION COPY

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT THERETO UNDER SUCH ACT AND APPLICABLE LAWS OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Certificate No. WC-___
Dated June 24, 2008

Warrant to Purchase 400,000 Shares of Common Stock (subject to adjustment)

WARRANT TO PURCHASE COMMON STOCK
of
SIONIX CORPORATION
Void after June 24, 2014

This certifies that, for value received, RICHARDSON & PATEL, LLP, or registered assigns ("Holder") is entitled, subject to the terms set forth below, to purchase from Sionix Corporation (the "Company"), a Nevada corporation, 400,000 shares of the Common Stock, par value $0.001 per share, of the Company (the "Common Stock"), as constituted on the date hereof (the "Warrant Issue Date"), upon surrender hereof, at the principal office of the Company referred to below, with the Notice of Exercise attached hereto duly executed, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price as set forth in Section 2 below. The number and character of such shares of Common Stock and the Exercise Price are subject to adjustment as provided below. The term "Warrant" as used herein shall include this Warrant any warrants delivered in substitution or exchange therefor as provided herein.

1. *Term of Warrant.* Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, during the term commencing on the Warrant Issue Date and ending at 5:00 p.m., Eastern Standard Time, on June 24, 2014, and shall be void thereafter.

2. *Exercise Price.* The exercise price at which this Warrant may be exercised shall be $0.15 per share of Common Stock (the "Exercise Price"), as such Exercise Price may be adjusted from time to time pursuant to Section 11 hereof.

3. *Exercise of Warrant.*

(a) *Method of Exercise.* The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part, at any time, or from time to time, during the term hereof as described in Section 1 above, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the principal office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon (i) payment (A) in cash or by check acceptable to the Company, (B) by

cancellation by the Holder of indebtedness or other obligations of the Company to the Holder, or (C) by a combination of (A) and (B), of the purchase price of the shares to be purchased or (ii) a net issue exercise as provided in Section 3(c) below.

(b) *Issuance of Shares*. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

(c) *Net Issue Exercise*. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise and notice of such election, in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

$$X = \frac{Y\,(A-B)}{A}$$

Where X = The number of shares of Common Stock to be issued to the Holder

Y = the number of shares of Common Stock purchasable under this Warrant or, if only a portion of this Warrant is being exercised, the portion of this Warrant being canceled (at the date of such calculation)

A = the fair market value of one share of the Common Stock (at the date of such calculation)

B = Exercise Price (as adjusted to the date of such calculation).

For purposes of the above calculation, fair market value of one share of Common Stock shall be determined by the Company's Board of Directors in good faith; provided, however, that where there exists a public market for the Common Stock at the time of such exercise, the fair market value of one share of Common Stock shall be the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on the Nasdaq Capital Market or on any exchange on which the Common Stock is listed, whichever is applicable, as published by

Bloomberg LP for the five (5) trading days prior to the date of determination of fair market value.

4. *No Fractional Shares or Scrip.* No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled (after aggregating all shares that are being issued upon such exercise), the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

5. *Replacement of Warrant.* On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

6. *Rights of Stockholders.* Subject to Sections 9 and 11 of this Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised as provided herein.

7. *Transfer of Warrant.*

(a) *Warrant Register.* The Company will maintain a register (the "Warrant Register") containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change its address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

(b) *Warrant Agent.* The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 7(a) above, issuing the Common Stock or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant, or any or all of the foregoing (the "Warrant Agent"). Thereafter, any such registration, issuance, exchange or replacement, as the case may be, shall be made at the office of the Warrant Agent.

(c) *Transferability and Negotiability of Warrant.* This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). Subject to the provisions of this Warrant with respect to compliance with the Securities Act of 1933, as amended (the "Act"), title to this Warrant may be transferred by endorsement (by the Holder executing the Assignment Form annexed hereto) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

(d) *Exchange of Warrant Upon a Transfer.* On surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers contained in this Section 7, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

(e) *Compliance with Securities Laws.*

(i) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any state securities laws.

(ii) This Warrant and all shares of Common Stock issued upon exercise hereof or conversion thereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT THERETO UNDER SUCH ACT AND APPLICABLE LAWS OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

8. *Reservation of Stock.* The Company covenants that during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its Certificate of Incorporation (the "Certificate") to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Warrant. The Company further covenants that all shares of Common Stock that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, all as set forth herein will be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the

issue thereof (other than taxes in respect of any transfer occurring contemporaneously therewith). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

9. *Notices.*

(a) Whenever the Exercise Price or the shares purchasable hereunder shall be adjusted pursuant to Section 11 hereof, the Company shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and the shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first-class mail, postage prepaid) to the Holder of this Warrant.

(b) In case:

(i) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

(ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation or entity, or any conveyance of all or substantially all of the assets of the Company to another corporation or entity, or

(iii) of any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Holder or Holders a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least 10 days prior to the record date specified in (A) above or 20 days prior to the date specified in (B) above.

10. *Amendments and Waivers.*

(a) Except as provided in Section 1 above and Section 10(b) below, this Warrant, or any provision hereof, may be amended, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

(b) Any term or condition of this Warrant may be amended with the written consent of the Company and the Holder. Any amendment effected in accordance with this Section 10(b) shall be binding upon the Holder and each future holder of this Warrant and the Company.

(c) No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

11. *Adjustments*. The Exercise Price and the shares purchasable hereunder are subject to adjustment from time to time as follows:

(a) *Merger, Sale of Assets, etc.* If at any time while this Warrant is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other corporation or other entity, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation or other entity resulting from such reorganization, merger, consolidation, merger, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 11. The foregoing provision of this Section 11(a) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation or other entity that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in accordance with Section 3(c). In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

(b) *Reclassification, etc.* If the Company, at any time while this Warrant remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant

immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 11.

(c) *Split, Subdivision or Combination of Shares*. If the Company at any time while this Warrant remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination and the number of such securities shall be proportionately increased in the case of a split or subdivision or proportionately decreased in the case of a combination.

(d) *Adjustments for Dividends in Stock or other Securities or Property*. If while this Warrant remains outstanding and unexpired, the holders of the securities as to which purchase rights under this Warrant exist (including without limitation securities into which such securities may be converted) at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant (or upon such conversion) on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 11.

(e) *Other Adjustments*. In case any event shall occur as to which the other provisions of this Section 11 are not strictly applicable but as to which failure to make any adjustment would not fairly protect the exercise rights represented by this Section 11 in accordance with the essential intent and principles hereof then, in each such case, the Holder may appoint a firm of independent public accountants of recognized national standing reasonably acceptable to the Company, which shall give their opinion as to the adjustment, if any, on a basis consistent with the essential intent and principles established herein, necessary to preserve the exercise rights represented herein. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the Holder and shall make the adjustments described therein. The fees and expenses of such independent public accountants shall be borne by the Company.

(f) *Calculations*. All calculations under this Section 11 shall be made to the nearest four decimal points.

(g) *No Impairment*. The Company shall not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of this

Section 11 and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against dilution or other impairment.

12. *Piggy-Back Registration Rights.* The Holder shall have piggy-back registration rights with respect to all shares of Common Stock or other securities issued upon exercise of or in respect of this Warrant (except for registrations on SEC Form S-4, S-8 or equivalent forms) Accordingly, the Company agrees to include the shares issuable upon exercise hereof in its next registration statement on Form S-1 or equivalent form filed with the SEC, in order to register the resale of such shares pursuant to Rule 415 of the Securities Act.

13. *Saturdays, Sundays and Holidays.* If the last or appointed day for the taking of any action or the expiration of any right granted herein shall be a Saturday, Sunday or legal holiday, then (notwithstanding anything herein to the contrary) such action may be taken or such right may be exercised on the next succeeding day that is not a Saturday, Sunday or legal holiday.

14. *Governing Law.* This Warrant shall be governed by and construed in accordance with the laws of the State of Nevada applicable to agreements made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.

15. *Binding Effect.* The terms of this Warrant shall be binding upon and inure to the benefit of the Company and the Holder and their respective successors and assigns.

IN WITNESS WHEREOF, SIONIX CORPORATION has caused this Warrant to be executed by its officers thereunto duly authorized.

Dated: June 24, 2008

HOLDER: Richardson & Patel, LLP

By:____________________________
Name: Kevin Friedmann
Its: Partner

SIONIX CORPORATION

By:____________________________
Richard H. Papalian
Its: Chief Executive Officer

NOTICE OF EXERCISE

(1) The undersigned hereby (A) elects to purchase _______ shares of Common Stock of SIONIX CORPORATION, pursuant to the provisions of Section 3(a) of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full, or (B) elects to exercise this Warrant for the purchase of_______ shares of Common Stock, pursuant to the provisions of Section 3(c) of the attached Warrant.

(2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock to be issued upon exercise hereof are being acquired for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

(3) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

____
(Name)

____
(Name)

(4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

____
(Name)

______ ______________________________
(Date) (Signature)

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

Name of Assignee	Address	No. of Shares

and does hereby irrevocably constitute and appoint ______________________________ Attorney to make such transfer on the books of SIONIX CORPORATION, maintained for the purpose, with full power of substitution in the premises.

The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of stock to be issued upon exercise hereof are being acquired for investment, and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

Dated: ___________________________

____
Signature of Holder